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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported) November 3, 1998
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                          PHYSICAL SPA & FITNESS, INC.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


       333-38697                                         13-1026995
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(Commission File Number)                       (IRS Employer Identification No.)


12/F-15/F Lee Theatre Plaza, 99 Percival St., Causeway Bay, Hong Kong
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(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code:  (852) 2572-8888


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ITEM 4.      CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.
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The Board of Directors of the Registrant approved the engagement of William
Lindberg, CPA in June of 1999 to serve as the Registrant's independent public auditor and to conduct the audit of the Company's financial statements for the fiscal years ended 1996, 1997 and 1998. The decision resulted from the fact that on November 3, 1998, Arthur Andersen withdrew its previously issued audited reports for the years ended December 31, 1997 and December 31, 1996. The audit reports provided by Arthur Andersen for the fiscal years ended December 31, 1996 and 1997 did not contain any adverse opinion or disclaimer of opinion nor was any report modified as to uncertainty, audit scope or accounting principles.


ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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                  (c)      Exhibits

                  16.      Letter from Arthur Andersen & Co.,  to the SEC.
                                    (To be filed by amendment)


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:     July 5, 1999                          PHYSICAL SPA & FITNESS, INC.



                                                  By: /s/ Ngai Keung Luk
                                                     ---------------------------
                                                         Ngai Keung Luk
                                                          President



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